SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (earliest event reported)       May 31, 1996
                                              ------------


                               DK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Colorado                          0-15891               84-0891674
- ----------------------------      -----------------------      --------------
(State or other jurisdiction      (Commission File Number)     (IRA Employer
of incorporation)                                            Identification No.)


1580 Lincoln Street, Suite 900, Denver, Colorado                  80203
- --------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (303) 863-1869
                                                    ----------------------------


425 John Deere Road, Fort Collins, Colorado   80524
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item. 1. Change in Control of Registrant

     In connection with the merger described in Item 2, below, the persons identified in the table below acquired the number of shares of the Registrant's common stock set forth opposite their respective names. Such persons acquired their shares of the Registrant's common stock as the result of the conversion of their shares of GDC Holdings Corporation into shares of the Registrant's common stock, as described below.

                           Number of                  Percentage of
                           Shares                     Outstanding Shares
Name                       Beneficially Owned         Beneficially Owned(1)
- ----                       ------------------         ---------------------

Kathleen Elnaggar             981,045(1)                    41.3%
Elnaggar Family Trust         485,298(2)                    20.4
Tarek Elnaggar                175,990(3)                     7.4
Harry C. Conger                 131,387                      5.5

- -------------

(1) Excludes an indeterminate number of shares to be issued to Ms. Elnaggar in connection with the anticipated acquisition by the Registrant of 3E Corporation of Louisiana ("3E"), a corporation owned by Ms. Elnaggar. The Registrant has agreed to purchase 100% of the issued and outstanding shares of common stock of 3E from Ms. Elnaggar in exchange for the issuance by the Registrant of that number of shares of the Registrant's common stock that will have an aggregate value of $600,000 on the date that the acquisition is closed. Also excludes 485,298 shares owned of record by the Elnaggar Family Trust, of which Ms. Elnaggar is the sole trustee. See note (2), below.

(2) The Elnaggar Family Trust (the "Trust") is the record owner of these shares and was created under a Judgment of Possession dated October 4, 1994, pursuant to the will of Hamid Elnaggar. The sole trustee and usufructory (life tenant) of the Trust is Kathleen Elnaggar. Ms. Elnaggar possesses all voting and dispositive power with respect to the shares owned by the Trust and, therefore, may be deemed to be the beneficial owner of those shares. The beneficiaries of the Trust are Tarek Elnaggar, Sharif Joseph Elnaggar, and Jeanne Marie Elnaggar. The beneficiaries may be deemed to be the beneficial owners of the shares owned by the Trust.

(3) Excludes 485,298 shares owned of record by the Elnaggar Family Trust, of which Mr. Elnaggar is a beneficiary. See note (2), above.

     The information set forth above in this Item 1 is a summary only and is qualified in its entirety by the information set forth in Item 2, below, which is incorporated herein by this reference and made a part hereof, the "Agreement to Merge," dated as of May 24, 1996, attached hereto as Exhibit 2.1 and incorporated herein by this reference and made a part hereof, and the "Plan of Merger'" dated as of May 24, 1996, attached hereto as Exhibit 2.2 and incorporated herein by this reference and made a part hereof.

     In addition, in connection with the merger described in Item 2, below, all of the members of the board of directors of the Registrant will resign, and the following persons will become members of the board of directors of the
Registrant:

     Ms.  Kathleen  Elnaggar
     Mr. Harry C. Conger
     Mr. B. Jim Porter
     Mr. James W. Muzzy

     The appointments of the new directors and the resignations of the outgoing directors are effective ten days after the later of (i) the filing of an information statement under Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder with the Securities and Exchange Commission by the Registrant or (ii) the date that the information statement is mailed to all of the Registrant's shareholders of record disclosing such appointment.

     The Registrant is not aware of any arrangements, including any pledge by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

Item. 2. Acquisition or Disposition of Assets

     On May 31, 1996, DK Industries, Inc. (the "Registrant") completed a reverse merger (the "Merger") with GDC Holdings Corporation ("GDCHC"), a Louisiana corporation, pursuant to which GDCHC became a wholly-owned subsidiary of the Registrant. As a result of the Merger, the 1,773,720 outstanding shares of common stock of GDCHC were converted into 1,773,720 shares of common stock of the Registrant (or approximately 75% of the outstanding common stock of the Registrant at the completion of the Merger) and warrants to purchase an aggregate of 100,000 shares of common stock of GDCHC were converted into warrants to purchase an aggregate of 100,000 shares of common stock of the Registrant (the "Warrants"). Each Warrant entitles the holder thereof to purchase one share (subject to adjustment) of the Registrant's common stock at a purchase price of $1.20 (subject to adjustment) until December 31, 2000. All share figures reflect a 1-for-20 reverse stock split of the Registrant's common stock, which became effective May 24, 1996.

     GDCHC is the holding company for GDC Enviro Solutions, Inc., a Louisiana corporation that provides on-site hazardous and industrial waste remediation services. The services include on-site assessments, analysis, feasibility studies, recommendation of corrective action programs, and on-site remediation.

     The information set forth above in this Item 2 is a summary only and is qualified in its entirety by the information set forth in the "Agreement to Merge," dated as of May 24, 1996, attached hereto as Exhibit 2.1 and incorporated herein by this reference and made a part hereof, and the " Plan of Merger'" dated as of May 24, 1996, attached hereto as Exhibit 2.2 and incorporated herein by this reference and made a part hereof.

Item. 7. Financial Statements and Exhibits

         (a) Financial Statements

                  (i)      Financial Statements of Business Acquired

     As of the date of filing of this Current Report on Form 8-K, it is impracticable to file the financial statements required by this Item at this time. The Registrant anticipates that the required financial statements will be filed with an amended Current Report on Form 8-K not later than 60 days after this Current Report on Form 8-K is required to be filed.

                  (ii)     Pro Forma Financial Information

     As of the date of filing of this Current Report on Form 8-K, it is impracticable to file the pro forma financial information required by this Item at this time. The Registrant anticipates that the required pro forma financial information will be filed with an amended Current Report on Form 8-K not later than 60 days after this Current Report on Form 8-K is required to be filed.

     (b) Exhibits

 Exhibit No.                    Description                        Location
- -------------                   -----------                        --------

    2.1              Agreement to Merge, dated as of
                     May 24, 1996, among DK Industries,                6
                     f/k/a Vetline, Inc., DK Acquisition
                     Corp., a Colorado corporation and a
                     wholly owned subsidiary of DK
                     Industries, Inc., GDC Holdings
                     Corporation, a Louisiana corporation,
                     and GDC Enviro Solutions, Inc., f/k/a
                     GDC Engineering, Inc., a Louisiana
                     corporation and a wholly owned subsidiary of GDC Holdings Corporation

    2.2              Plan of Merger, dated as of May 24,                33
                     by and between DK Acquisition Corp.,
                     a Colorado corporation, and GDC Holdings
                     Corporation, a Louisiana corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DK INDUSTRIES, INC.
                                             -----------------------------------
                                             (Registrant)


Date: June 13, 1996                          -----------------------------------
                                             (Signature)

                                             /s/ James W. Muzzy, Vice President
                                             -----------------------------------
                                                  (Printed name and Title)